iShares®
iShares Trust
Supplement dated May 20, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for the iShares Cohen & Steers REIT ETF (ICF) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
This Supplement outlines changes for the Fund, which are expected to be implemented on or around May 20, 2024.
Change to the Fund’s “Principal Investment Strategies”
The first paragraph of the section entitled “Principal Investment Strategies” on page S‑2 of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of up to 30 relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry, as determined by Cohen & Steers Capital Management, Inc. (the “Index Provider” or “Cohen & Steers”). REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, capital structure, and property sector and geographic diversification. Constituents also must meet minimum market capitalization and trading volume requirements. The Underlying Index is weighted according to the total free float adjusted market value of each constituent’s outstanding shares and is adjusted quarterly so that no constituent represents more than 8% of the Underlying Index. Additionally, at the quarterly rebalance, the Underlying Index uses a capping methodology to cap at 45% the aggregate weight of all constituents that individually exceed 4.5% of the index weight. Between rebalances, constituent weights may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition. As of April 30, 2024, a significant portion of the Underlying Index is represented by REITs. The components of the Underlying Index are likely to change over time.
Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “The Cohen & Steers Realty Majors Index” on pages 25 and 26 of the SAI is deleted in its entirety and replaced with the following:
Number of Components: approximately 30
Index Methodology. The universe of U.S. REITs is first screened by the Index Provider for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month for the previous six months. The final 30 constituents are determined based on a review process. Criteria for inclusion include the quality of the portfolio, property sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.
The Underlying Index is weighted according to the total free float adjusted market value of each constituent’s outstanding shares and is adjusted quarterly so that no constituent represents more than 8% of the Underlying Index. Additionally, at the quarterly rebalance, the Underlying Index uses a capping methodology to cap at 45% the aggregate weight of all constituents that individually exceed 4.5% of the index weight. Between rebalances, constituent weights may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition.
A constituent will be removed from the Underlying Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month for the previous six months. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.
Index Maintenance. The shares outstanding for each constituent remain fixed between quarterly rebalancings, except in the event of certain corporate actions. These include payment of dividends other than ordinary cash, stock distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations or similar events with respect to the constituents. Weights are not adjusted for share issuance or repurchases unless they change the total shares outstanding by more than 5%. In the case of a merger or spin‑off, the constituent’s weight is adjusted if the change in shares outstanding is more than 5%. In the case of a spin‑off, the new company is not automatically included in the Underlying Index. Whenever the shares outstanding are adjusted for any constituent, its new weight is subject to the 8% and 4.5%/45% limits.
The Underlying Index is a total return index and therefore reflects the reinvestment of dividends. The Underlying Index is calculated by the NYSE Amex Equities and distributed in real time.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑ICF‑0524

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE